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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K


                                CURRENT  REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): June 25, 1997


                             KEY ENERGY GROUP, INC.
             (Exact name of registrant as specified in its charter)



              MARYLAND                              1-8038                             04-2648081
      (State of Incorporation)             (Commission File Number)         (IRS Employer Identification No.)



                         TWO TOWER CENTER, TENTH FLOOR
                        EAST BRUNSWICK, NEW JERSEY 08816
                    (Address of Principal Executive Offices)

                                  908/247-4822
              (Registrant's telephone number, including area code)

                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report)





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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On June 25, 1997, Yale E. Key, Inc., a wholly owned subsidiary of the Key Energy Group, Inc. (the "Company"), acquired all of the issued and outstanding capital stock of Well-Co Oil Service, Inc., a closely held Nevada corporation. The assets owned by Well-Co Oil Service, Inc. consist of equipment and vehicles utilized in working-over and servicing oil and gas wells in West Texas and Eastern New Mexico. The consideration given by the Company for the issued and outstanding capital stock of Well-Co Oil Service, Inc. consists of cash in the amount of $17,575,816.46 (subject to post-closing adjustment) and 240,000 shares of Company's common stock which had a trading value as of June 25, 1997 of $16.875 per share. The amount of such consideration was determined by negotiations between the Company and the holders of all of the issued and outstanding capital stock of Well-Co Oil Service, Inc. No material relationship exists between the selling shareholders and the Company or any of its affiliates, any director or officer of the Company or any associate of any such officer or director. The Company intends for the assets of Well-Co Oil Service, Inc. to continue to be used in working-over and servicing oil and gas wells.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements of Businesses Acquired.

         At the present time, it is impracticable to provide financial statements specified in Rule 3-05(b) of Regulation S-X for the business acquired. Such financial statements will be filed as soon as practicable but no later than September 8, 1997.

         (b)     Pro Forma Financial Information.

         At the present time, it is impracticable to provide pro forma financial information required pursuant to Article 11 of Regulation S-X. Such pro forma financial information will be filed as soon as practicable but no later than September 8, 1997.

         (c)     Exhibits.

         The following exhibits, from which schedules have been omitted and will be furnished to the Commission upon its request, are filed with this report on Form 8-K.

         2.1 Stock Purchase Agreement Among Key Energy Group, Inc. and Mark Duane Massingill and Claudia Lynn Massingill, dated as of June 25, 1997.




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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 1997                              KEY ENERGY GROUP, INC.



                                                By:  /S/ FRANCIS D. JOHN
                                                   -----------------------------
                                                     Francis D. John, President




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                                EXHIBIT INDEX

EXHIBIT
NUMBER                                  DESCRIPTION
------                                  -----------
 2.1 Stock Purchase Agreement Among Key Energy Group, Inc. and Mark Duane Massingill and Claudia Lynn Massingill, dated as of June 25, 1997.